SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2002

                      Intrepid Technology & Resources, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


         Idaho                            000-30065             82-0230842
         -----                            ---------             ----------
(State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)

501 West Broadway, Suite 200, Idaho Falls, Idaho                      83402
------------------------------------------------                      -----
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (208) 529-5337


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

The board of directors has approved a reorganization of the executive offices of the company to accommodate a streamlining of responsibilities among the company's executives and to enhance the company's overall efficiency by focusing its human resources growth and overhead allocation on the production side of the business, rather than on the executive. As the initial step in the process, the positions of Chief Operating Officer (COO) and Chief Financial Officer (CFO) have been eliminated and workloads redistributed among the senior staff. Eric Steingruber, CFO, has elected to accept other offers outside of ITR, and COO, C.Bentley Roth, has resigned as an officer and director and has left the employ of ITR to become more active in a family-owned business and to pursue additional business opportunities. The responsibilities of the offices of executive responsibilities, and Dr. Keiser has appointed Dr. Jacob D. Dustin, Vice President, to serve as his deputy as part of this reorganization.

ITEM 6.  Resignations of Registrant's Director's

In light of recent events involving the lack of transparency in the internal practices of certain public companies, and realizing that the board structure of Intrepid Technology & Resources, Inc. ("ITR") should reflect the highest degree of integrity, competence and generally accepted best corporate practices, the ITR board of directors has appointed two new outside directors: Mr. Michael Lafleur and Mr. William Myers. Mr. Lafleur, during his 40 year professional career, has served in a number of executive capacities, including Vice President, Chief Financial Officer and Director of Cominco American Inc. from 1975 tp 1988; President, Chief Executive Officer and Director of Solv-Ex Corporation from 1983 to 1988; Chairman, Chief Executive Officer and Director of Gold Express Corporation, a NASDAQ listed development stage mining company; and Managing Director of Paloma Resources Group, consultants to the natural resources industry. Mr. Myers, during his 35 year professional career, has served in numerous management and executive positions, up to and including corporate president and currently serves as President of Myers Associates International, Inc. which provides technical and management consulting focused on strategic planning, business development and construction management for domestic and international firms or divisions in startup and transition experiencing rapid growth.

With the simultaneous resignation of C. Bentley Roth, an inside director, the board of directors is now composed o four outside directors and two inside directions: Dr. Dennis Keiser and Vice President/Secretary Jacob D. Dustin.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTREPID TECHNOLOGY & RESOURCES, INC.

                                                            /s/ Dennis D. Keiser
                                                            --------------------
                                                     Dennis D. Keiser, President
                                                              Date: July 8, 2002